Consolidated statements of comprehensive income or loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Consolidated statements of comprehensive income or loss
Profit for the year	$ 297,247	$ 80,516	$ 3,289
Items that may not be reclassified subsequently to profit or loss:
Actuarial gain			57
Items that may be reclassified subsequently to profit or loss:
Effective portion of changes in fair value of cash flow hedges, net of amounts recycled to profit or loss	384	(161)	(750)
Other comprehensive (loss)/income for the year	384	(161)	(693)
Total comprehensive income for the year	297,631	80,355	2,596
Attributable to:
Owners of the Group	207,834	67,502	(45,641)
Non-controlling interests	$ 89,797	$ 12,853	$ 48,237